UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 29, 2004 (October 29, 2004)
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Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
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(Exact name of registrant as specified in its charter)

California                   000-20862               33-0309110
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(State or other jurisdiction       (Commission File Number)        (IRS Employer
of incorporation)                                    Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California             91730
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(Address of principal executive offices)                                                 (Zip Code)

(909) 581-1668
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(Registrant’s telephone number, including area code)

Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

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Item 2.02 Results of Operations and Financial Condition

On October 29, 2004, Vineyard National Bancorp released on its website an investor relations presentation for the third quarter of 2004.  A copy of the presentation is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  The following exhibit is included with this Report:

      Exhibit 99.1  Investor Relations Presentation as of and for the three and nine months ended September 30, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: October 29, 2004	By:	/s/ Gordon Fong
Gordon Fong
Senior Vice President and Chief Financial Officer

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